Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
____________________
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Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
Murphy USA Inc.
(Name of Registrant as Specified in Its Charter)

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MURPHY USA INC.
ATTN: CONNIE VAUGHN-DUNN
200 EAST PEACH STREET
EL DORADO, AR 71730

Your **Vote** Counts!

MURPHY USA INC.

2024 Annual Meeting

Vote by May 08, 2024

11:59 PM ET

You invested in MURPHY USA INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 09, 2024.**

Get informed before you vote

View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 09, 2024
8:00 AM CDT

Murphy USA Corporate Headquarters
200 East Peach Street
El Dorado, AR 71730

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Election of Three Class II Directors Whose Current Terms Expire on the Date of the Annual Meeting. **Nominees:**	
1a.	David L. Goebel	For
1b.	James W. Keyes	For
1c.	Diane N. Landen	For
2.	Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal 2024.	For
3.	Approval of Executive Compensation on an Advisory, Non-Binding Basis.	For
4.	Amend Certificate of Incorporation to Eliminate Supermajority Voting Standards.	For
5.	Amend Certificate of Incorporation to Eliminate the Default Supermajority Voting Standard Concerning Certain Business Combinations.	For
6.	Amend the Certificate of Incorporation to Limit Certain Liability of Officers as Permitted by Delaware Law.	For
7.	Stockholder Proposal-Simple Majority Vote.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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